UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2023

Western Digital Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08703	33-0956711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5601 Great Oaks Parkway San Jose, California	95119
(Address of principal executive offices)	(Zip Code)

(408) 717-6000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value per share	WDC	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

Proposed Convertible Notes Offering

On October 30, 2023 Western Digital Corporation (“Western Digital”) announced a proposed offering of $1.3 billion aggregate principal amount of convertible senior notes due 2028 (the “notes”), subject to market and other conditions. The notes will be issued by Western Digital and will be guaranteed, jointly and severally, on a senior unsecured basis by each of Western Digital’s wholly owned subsidiaries from time to time guaranteeing its 4.75% senior unsecured notes due 2026 (the “2026 Notes”) (initially, Western Digital Technologies, Inc.) or that is a guarantor or obligor with respect to certain refinancing indebtedness with respect to the 2026 Notes.

The notes, the shares of Western Digital’s common stock, if any, deliverable upon conversion of the notes and the related guarantee have not been and will not be registered under the Securities Act of 1933 (the “Securities Act”) or the securities laws of any other jurisdiction. They may not be offered or sold in the United States or to, or for the benefit of, U.S. persons absent registration under, or an applicable exemption from, the registration requirements of the Securities Act.

Contemporaneously with the pricing of the notes in the offering, Western Digital expects to enter into one or more separate and individually negotiated transactions with one or more holders of its existing 1.50% convertible senior notes due 2024 (the “Existing Convertible Notes”) to repurchase a portion of the outstanding Existing Convertible Notes for cash on terms to be negotiated separately with each holder (each, a “note repurchase”). The terms of each note repurchase are anticipated to be individually negotiated with each holder of the Existing Convertible Notes and will depend on several factors, including the market price of Western Digital’s common stock and the trading price of the Existing Convertible Notes at the time of each such note repurchase. No assurance can be given as to how much, if any, of the Existing Convertible Notes will be repurchased or the terms on which they will be repurchased.

In connection with the pricing of the notes, Western Digital also expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers of the notes or their respective affiliates and/or certain other financial institutions, as option counterparties. The capped call transactions will cover, subject to anti-dilution adjustments, the number of shares of Western Digital’s common stock initially underlying the notes. The capped call transactions are expected generally to reduce potential dilution to Western Digital’s common stock upon conversion of any notes and to offset any cash payments made in excess of the principal amount of converted notes, as the case may be, with such reduction and/or offset subject to a cap. If the initial purchasers of the notes exercise their option to purchase additional notes, Western Digital expects to enter into additional capped call transactions with the option counterparties.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K and the press release contain forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements concerning the proposed terms of the notes, completion, timing and size of the offering of the notes, potential repurchases of Western Digital’s Existing Convertible Notes and entry into capped call transactions, potential dilution to Western Digital’s common stock and the intended use of proceeds of the offering. These forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. There can be no assurance that these forward-looking statements will be achieved; these statements are not guarantees of future performance and are subject to certain risks, uncertainties, and other factors, many of which are beyond Western Digital’s control and are difficult to predict, including without limitation: market conditions (including the market price of Western Digital’s common stock and the trading price of the Existing Convertible Notes), holders’ willingness to sell their Existing Convertible Notes to Western Digital, volatility in global economic conditions; future responses to and effects of global health crises; impact of business and market conditions; the outcome and impact of Western Digital’s announced intention to spin-off its flash-based product segment from its hard disk drive technology business, including with respect to the ultimate form of any spin-off transaction, customer and supplier relationships, regulatory and contractual restrictions, stock price volatility and the diversion of management’s attention from ongoing business operations and opportunities; impact of competitive products and pricing; Western Digital’s development and introduction of products based on new technologies and expansion into new data storage markets; risks associated with cost saving initiatives, restructurings, acquisitions, divestitures, mergers, joint ventures and Western Digital’s strategic relationships; difficulties or delays in manufacturing or other supply chain disruptions; hiring and retention of key employees; Western Digital’s level of debt and other financial obligations; changes to Western Digital’s relationships with key customers; compromise, damage or interruption from cybersecurity incidents or other data system security risks; actions by competitors; risks associated with compliance with changing legal and regulatory requirements and the outcome of legal proceedings; and other risks and uncertainties listed in Western Digital’s filings with the Securities and Exchange Commission (the “SEC”), including Western Digital’s Annual Report on Form 10-K filed with the SEC on August 22, 2023, to which your attention is directed. You should not place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Western Digital undertakes no obligation to update or revise these forward-looking statements to reflect new information or subsequent events, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Western Digital Corporation, dated October 30, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Digital Corporation

Date: October 30, 2023	By:	/s/ Michael C. Ray
Michael C. Ray
Executive Vice President, Chief Legal Officer and Secretary